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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 26, 2000
                                                         -----------------


                          Dense-Pac Microsystems, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         California                   0-14843                   33-0033759
----------------------------       --------------          --------------------
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)           Identification No.)

7321 Lincoln Way, Garden Grove, California                         92641
--------------------------------------------------------------------------------
         (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code         (714)    898-0007
                                                         --------------------

                                 Not Applicable
                               ------------------
         (Former Name or former address, if changed, since last report)

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Item 2. Acquisition or Disposition of Assets

Acquisition of Productivity Enhancement Products, Inc.
------------------------------------------------------

     (a) On October 19, 2000, Dense-Pac Microsystems, Inc., a California corporation (the "Registrant"), issued a news release which announced that the Registrant would acquire Productivity Enhancement Products, Inc. ("PEP")., a California corporation, and on October 26, 2000, the Registrant, PEP and PEP's sole Shareholder (the "Shareholder") executed a share exchange agreement, effective October 26, 2000 ("Share Exchange Agreement"). The Registrant's news release concerning the acquisition is attached as Exhibit 99.1 hereto and incorporated herein by this reference.

     The Share Exchange Agreement was entered into among the parties as part of a unified plan of, among other things, a redemption by PEP of a portion of its outstanding stock from its Shareholder and finally the transfer of PEP stock by the Shareholder to the Registrant in exchange for shares of the Registrant's Common Stock. The Share Exchange Agreement is attached as Exhibit 2.1 hereto and incorporated herein by this reference.

     The Registrant acquired no interest in any shares of WatchGuard Technologies, Inc.'s common stock that PEP had previously owned. The Shareholder also assumed from PEP the $700,000 principal amount of all indebtedness and related obligations due from PEP to Merrill Lynch & Co., Inc, thereby having PEP released and relieved from all such obligations.

     In anticipation of the Share Exchange Agreement, the Registrant furnished PEP with funds to repay PEP's outstanding balance of loans from US Bank in the aggregate amount of $214,139.84, in exchange for PEP entering into a security agreement and secured promissory note with the Registrant. PEP also executed secured promissory notes made payable to the Registrant under which PEP promised to repay an aggregate of$584,139.84 in the manner and on the terms set forth therein, which was borrowed to pay PEP expenses and liabilities and its employees for all options vesting through September 30, 2001.

     On October 26, 2000, the closing of the exchange of shares pursuant to Share Exchange Agreement was consummated. In connection therewith, the Registrant executed and tendered to the Shareholder a registration rights agreement ("Registration Rights Agreement") for which Registrant agreed to register the 884,167 shares received by the Shareholder on Form S-3 for a period ending when those shares shall have been sold or could be resold by the Shareholder immediately pursuant to Rule 144. And the Shareholder executed and tendered to the Registrant and PEP a non-compete agreement ("Non-Compete Agreement"). Registration Rights Agreement and Non-Compete Agreement are attached hereto as Exhibit 2.2 and Exhibit 2.3, respectively, and incorporated herein by this reference.


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     The execution of the Share Exchange Agreement resulted in the Registrant owning all of the outstanding shares of PEP, in exchange for 884,167 shares of the Registrant's authorized and previously unissued common stock. Fifteen percent (15%) of the Registrant's shares issued at the closing were deposited by the Shareholder with the Secretary of the Registrant to secure indemnification obligations of PEP and the Shareholder. Such indemnification shares are deemed to be pledged by the Shareholder to the Secretary of the Registrant or any successor thereto pursuant to the Share Exchange Agreement for a period ending on the earlier of June 30, 2001 or 30 days after the Registrant files with the Securities and Exchange Commission or publishes its fiscal year 2001 audited consolidated financial statements.

     (b) The Registrant intends to continue to operate the acquired business as a stand-alone subsidiary, operating its property, plant and equipment in Orange County, California. The Registrant's news release concerning the acquisition is attached as Exhibit 99.1 hereto and incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a)  Financial Statements of Business Acquired.

             To be filed by amendment.

        (b)  Unaudited Pro Forma Financial Information.

             To be filed by amendment.

        (c)  Exhibits.

             2.1 Share Exchange Agreement dated October 26, 2000 among the Registrant, PEP and the Shareholder (excluding disclosure schedules).

             2.2 Registration Rights Agreement dated October 26, 2000 between the Registrant and the Shareholder.

             2.3 Non-Compete Agreement dated October 26, 2000 between the Registrant, PEP and the Shareholder.

            99.1 News Release dated October 19, 2000 relating to the acquisition of Productivity Enhancement Products, Inc.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DENSE-PAC MICROSYSTEMS, INC.
                                                           (Registrant)



Date:    November 10, 2000                  By: /s/  TED BRUCE
                                                -------------------------------
                                                Ted Bruce,
                                                Chief Executive Officer
                                                And President





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                          DENSE-PAC MICROSYSTEMS, INC.

                                INDEX TO EXHIBITS


 EXHIBIT NO.           DESCRIPTION
 -----------           -----------
    2.1 Share Exchange Agreement dated October 26, 2000 among the Registrant, PEP and the Shareholder.

    2.2 Registration Rights Agreement dated October 26, 2000 between the Registrant and the Shareholder.

    2.3 Non-Compete Agreement dated October 26, 2000 among the Registrant, PEP and the Shareholder.

    99.1 News Release dated October 19, 2000 relating to the acquisition of Productivity Enhancement Products, Inc.


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                                                                     EXHIBIT 2.1

                            SHARE EXCHANGE AGREEMENT


     THIS SHARE EXCHANGE AGREEMENT (the "Agreement") is made as of October 26, 2000, by and among Productivity Enhancement Products, Inc., a California corporation ("PEP" or "PEP Corporation"), the sole shareholder of PEP Corporation, Danny M. Beadle ("Dan" or the "Shareholder"), and Dense-Pac Microsystems, Inc., a California corporation (the "Company").

                                    RECITALS

     A. The Shareholder is the holder of all of the issued and outstanding capital stock of PEP Corporation (the "PEP Stock").

     B. The Board of Directors of PEP has approved, and the sole Shareholder has ratified, a dividend (the "Dividend") paid or payable in shares of WatchGuard Technologies, Inc. ("WatchGuard") common stock (Nasdaq: WGRD) held of record by PEP, in an amount and at a time determined by the Board of Directors of PEP.

     C. The Shareholder has assumed or will assume (the "Assumption") from PEP the principal amount of all indebtedness and related obligations due from PEP to Merrill Lynch & Co., Inc. ("Merrill Lynch"), and PEP shall be released and relieved from all such obligations.

     D. PEP has effected or will effect prior to the Closing (as defined below) a redemption (the "Redemption") of a portion of the shares of PEP Stock held by the Shareholder. The Redemption price will be payable in the form of shares of the WatchGuard common stock held of record by PEP. The Redemption will result in a distribution to the Shareholder or his nominees or assigns of all of the remaining WatchGuard shares then held by PEP and all of the rights, interests and titles of PEP therein or related thereto. The Redemption price and time has been or shall be determined by mutual agreement of PEP and the Shareholder.

     E. Following the Redemption, the Company proposes to acquire all of the then outstanding PEP Stock from the Shareholder, and the Shareholder proposes to transfer his PEP Stock to the Company in exchange for shares of the Company's Common Stock.

     F. This Agreement is being entered into by the parties as part of a unified plan of, among other things, (A) a redemption by PEP of a significant portion of the presently outstanding PEP Stock held by Dan, which is intended by the parties to qualify as a distribution "not substantially equivalent to a dividend," and (B) the exchange of stock referred to in recital E. above that is intended by the parties to qualify for non-recognition treatment under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code").

     G. The parties intend to treat the foregoing transaction as a "purchase" for accounting purposes.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing premises and the respective promises of the parties set forth herein, the parties hereto agree as follows: